Exhibit 10.36

EXECUTION COPY

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 15, 2017 among WHEELS UP PARTNERS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Borrower”), and BANK OF UTAH, as administrative agent (the “Administrative Agent”) and as security trustee (the “Security Trustee”); and is consented to and agreed by the undersigned CLASS B LENDER.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto, the Administrative Agent and the Security Trustee are parties to an Amended and Restated Secured Credit Agreement dated as of August 27, 2014, as amended by the Omnibus Agreement and Amendment No. 1 dated as of June 30, 2015 (the “Omnibus Agreement No. 1”), as further amended by the Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 14, 2015, as further amended by the Second Omnibus Agreement and Amendment No. 3 dated as of April 1, 2016 (the “Omnibus Agreement No. 2”) (as further amended, supplemented and modified from time to time, the “Credit Agreement”);

WHEREAS, contemporaneously herewith, and as part of the refinancing of the Class B Loans, the existing Class B Lenders and Jefferies Leveraged Credit Products, LLC (the “New Class B Lender”) are entering into a master Assignment and Acceptance (the “Master Assignment”), in the form attached as Exhibit A hereto, pursuant to which the existing Class B Lenders will assign all of the outstanding Class B Loans to the New Class B Lender;

WHEREAS, in connection with the transactions contemplated by the Master Assignment, the parties hereto desire to amend the Credit Agreement in certain respects; and

WHEREAS, pursuant to the Limited Waiver and Consent, dated as of June 29, 2017, the Required Lenders have consented to the refinancing of the Class B Loans and the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Definitions. Except as otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and shall be interpreted in accordance the Credit Agreement.

[Amendment No. 4 to Credit Agreement]

Section 2.              Amendments to Credit Agreement. Effective from the Amendment Effective Date (as defined in Section 3 below), the Credit Agreement is hereby amended as follows:

(a)           The definitions of “Attributable Amount” and “Class B Attributable Amount” in Section 1.01 are amended in their entirety to read as follows:

““Attributable Amount” means, with respect to any Aircraft, the portion of the Loans relating to such Aircraft, being the sum of the Class A Attributable Amount and the Class B Attributable Amount for such Aircraft.”

““Class B Attributable Amount” means, with respect to any Aircraft, the portion of the Class B Loans relating to such Aircraft, being the then outstanding principal amount of the related Class B Borrowing made with respect to such Aircraft. For purposes of this definition, the Class B Borrowing made with respect to any Aircraft shall include the Class B Loans made with respect to such Aircraft on the Amendment No. 4 Effective Date.”

(b)           The definition of “Class B Loans” in Section 1.01 is amended by inserting “(including, without limitation, the Additional Class B Loans)” immediately after “made by the Class B Lenders”.

(c)           The following defined terms are added to Section 1.01 in alphabetical order:

““Additional Class B Advance Amount” means, in respect of any Aircraft, the amount set forth for such Aircraft below:

Aircraft (by MSN)	Additional Class B Advance Amount (for each Aircraft)
FL-882, FL-884, FL-886, FL-887, FL-885	$164,706
FL-889, FL-892, FL-893, FL-894, FL-905, FL-908	$170,588
FL-911, FL-913, FL-923, FL-925, FL-926	$176,471
FL-930, FL-932, FL-933, FL-941, FL-943	$182,353
FL-945, FL-947, FL-963, FL-965	$188,235
FL-966, FL-967, FL-980	$194,118
FL-984, FL-987, FL-989	$200,000
FL-995, FL-1006, FL-1000, FL-1004	$205,882

““Additional Class B Loans” has the meaning given in Section 2.01(c).”

““Amendment No. 4” means Amendment No. 4 to Credit Agreement, dated as of December 15, among the Borrower, the Administrative Agent and the Security Trustee.”

““Amendment No. 4 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 4.”

““Class B Interest Rate” means 12.00% per annum.”

(d)           Section 2.01(c) is amended to insert the following at the end thereof:

“In addition, each Class B Lender severally agrees, on the terms and conditions of this Agreement and Amendment No. 4, to make loans to the Borrower in Dollars, on the Amendment No. 4 Effective Date, in respect of each Aircraft, in a principal amount for such Aircraft equal to such Class B Lender’s ratable share (based on the proportion that such Class B Lender’s outstanding Class B Loans bears to all Class B Loans then outstanding) of the Additional Class B Advance Amount for such Aircraft (collectively, the “Additional Class B Loans”).”

(e)           Section 2.06(a) is amended in its entirety to read as follows:

“(a)         Repayment. The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Class A Lenders the outstanding principal amount of the Class A Loans made in respect of each Aircraft quarterly on each Payment Date, commencing on the Amortization Date for such Class A Loans, in the amounts set forth on Schedule 2. The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of the Class B Lenders the outstanding principal amount of the Class B Loans made in respect of each Aircraft as follows: (i) prior to the Amendment No. 4 Effective Date, the Borrower shall pay the principal amount of such Class B Loans quarterly on each Payment Date, commencing on the Amortization Date for such Class B Loans, in the amounts set forth on Schedule 2 and (ii) from and after the Amendment No. 4 Effective Date, the Borrower shall pay the principal amount of such Class B Loans quarterly on each Payment Date in the amounts set forth on Schedule 2B. Without limiting the foregoing, the principal balance of any Loan outstanding on the Maturity Date for such Loan shall be due and payable on such date.”

(f)            Section 2.09(a) is amended in its entirety to read as follows:

“(a)         Interest. The Borrower unconditionally agrees to pay interest on the Loans for each Interest Period at a rate per annum equal to (i) in the case of the Class A Loans, Adjusted LIBOR for such Interest Period plus the Applicable Margin and (b) in the case of the Class B Loans, the Class B Interest Rate.”

(g)           Section 2.09(d) is amended (i) by inserting “on the Class A Loans” immediately after the words “All interest” in the first line thereof and (ii) inserting the following sentence at the end of such Section: “All interest on the Class B Loans hereunder shall be computed on the basis of a year of 360 days consisting of 12 30-day months.”

(h)           Section 2.10 is amended by replacing each reference to “Loans” in such Section with “Class A Loans”.

(i)            Section 4.02 is amended by inserting “, other than the Additional Class B Loans to be made on the Amendment No. 4 Effective Date,” immediately prior to “is subject to the satisfaction or waiver” in the third line thereof.

(j)            Schedule 2 is amended by inserting “(prior to the Amendment No. 4 Effective Date)” immediately following “Amortization schedule for Class B Loans”.

(k)           A new Schedule 2B, in the form attached as Annex A to this Amendment, is inserted immediately following Schedule 2.

(l)           Schedule 6 is amended as follows:

(i)         the definition of “Applicable Margin” is amended (A) by inserting “and” at the end of clause (b) thereof, (B) by replacing “; and” at the end of clause (c) thereof with “.” and (C) by deleting clause (d) thereof in its entirety;

(ii)        the definitions of “Class B Margin Period”, “Discount Rate”, “H.15(519)”, “Prepayment Calculation Period” and “Treasury Rate” are deleted their entirety;

(iii)       the definition of “Prepayment Fee” is amended by deleting clause (c) thereof in its entirety and replacing it with the following:

“(c)      with respect to any Class B Loan, (i) from and including the Amendment No. 4 Effective Date to but excluding the first anniversary of the Amendment No. 4 Effective Date, 2% of the amount prepaid, (ii) from and including the first anniversary of the Amendment No. 4 Effective Date to but excluding the second anniversary of the Amendment No. 4 Effective Date, 1% of the amount prepaid and (iii) any time on or after the second anniversary of the Amendment No. 4 Effective Date, zero.”

Section 3.              Effective Date. This Amendment shall be effective on and as of the date (the “Amendment Effective Date”) the following conditions precedent shall have been complied with to the satisfaction of the Administrative Agent (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to the Administrative Agent and, unless otherwise specified, to be dated the Amendment Effective Date):

(a)           This Amendment shall have been duly authorized, executed and delivered by the parties hereto, and consented to by each Guarantor and consented to and agreed by the New Class B Lender, and shall be in full force and effect on the Amendment Effective Date and an executed copy hereof shall have been delivered to the Administrative Agent and the New Class B Lender.

(b)           The Master Assignment shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect on the Amendment Effective Date and an executed copy thereof shall have been delivered to the Borrower, the Administrative Agent and the New Class B Lender.

(c)           The Administrative Agent and the New Class B Lender shall have received the following:

(i)         a copy of the organizational documents of the Borrower, and other evidence authorizing execution, delivery and performance by the Borrower of this Amendment, in each case certified by the Secretary or an Assistant Secretary of the Borrower and confirmed by another officer of the Borrower;

(ii)        a copy of the organizational documents of each Guarantor, and other evidence authorizing execution, delivery and performance by such Guarantor of this Amendment, in each case certified by the Secretary or an Assistant Secretary of such Guarantor and confirmed by another officer of such Guarantor;

(iii)       a copy of an incumbency certificate of or in respect of the people authorized to execute documents on behalf of the Borrower and each Guarantor, in each case as to the person or persons authorized to execute and deliver this Amendment, and the specimen signature of such person or persons; and

(iv)       (A) a good standing certificate of each of the Borrower issued by the Delaware Secretary of State and (B) if applicable, a good standing certificate of each Guarantor issued by the Secretary of State or other relevant official in such Guarantor’s jurisdiction of incorporation or formation.

(d)           Each of the Administrative Agent, the New Class B Lender and the Security Trustee shall have received one or more opinions addressed to each of them from, in each case in form and substance reasonably satisfactory to the Administrative Agent:

(i)          Arnold & Porter Kaye Scholer LLP, special New York counsel to the Borrower and the Guarantors; and

(ii)         in-house or special counsel to the Borrower and the Guarantors (in each case in the jurisdiction of incorporation or formation of such person);

in each case covering such matters as the Administrative Agent or the New Class B Lender may reasonably request.

(e)           The Borrower and the Guarantors shall have delivered to the New Class B Lender any document reasonably requested by such Class B Lender in order for the New Class B Lender to satisfy any “know your customer” requirements.

(f)            All approvals and consents of any trustee or holder of their indebtedness or obligation of the Borrower, the Guarantors or any of their Affiliates which are required in connection with any of the transactions contemplated by this Amendment and the other Related Documents shall have been duly obtained.

(g)           All appropriate action required to have been taken by any governmental or political agency, subdivision or instrumentality of the United States on or prior to the Amendment Effective Date in connection with the transactions contemplated by this Amendment and the other Related Documents shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Amendment Effective Date in connection with the transactions contemplated by this Agreement and the other Related Documents shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Amendment Effective Date.

(h)           The Administrative Agent shall have received an opinion of special FAA counsel in Oklahoma City, Oklahoma, addressed to the Administrative Agent, the New Class B Lender, the Security Trustee and the Borrower, as to the due recording of the Security Agreement, and registration with the International Registry of the international interests of the Security Agreement, and the lack of filing of any intervening documents with respect to the Aircraft and confirming that no further filing, registration, supplement or instrument is needed for the creation or perfection of the security interest in the Aircraft to secure the obligations in respect of the Additional Class B Loans, in form and substance satisfactory to the Administrative Agent and the New Class B Lender.

(i)            The Borrower shall have paid such fees that are due and payable as the Borrower shall have agreed to pay to the New Class B Lender, the Administrative Agent, the Security Trustee or the placement agent in connection herewith, including the reasonable fees and expenses of counsel, in connection with the transactions contemplated hereby.

(j)            At least two Business Days prior to the Amendment Effective Date, Administrative Agent and the New Class B Lender shall have received the Borrowing Request in respect of the Additional Class B Loans.

(k)           On the Amendment Effective Date, the following statements shall be correct, and the Administrative Agent and the New Class B Lender shall have received evidence reasonably satisfactory to it (including printouts of the “priority search certificates” (as defined in the Regulations for the International Registry) from the International Registry relating to the Airframe and each Engine) to the effect that (i) the Borrower has good and legal title to the Aircraft free and clear of all Liens other than Permitted Liens and (ii) the Security Trustee has a duly perfected Lien of record in and to the Aircraft and the Airframes, Engines and propellers included in each Aircraft and the other property included in the Collateral.

(l)            On the Amendment Effective Date, the statements set forth in this paragraph shall be true and correct, and the Administrative Agent and the New Class B Lender shall have received certificates signed by an Authorized Officer of the Borrower and each Guarantor certifying the following (it being understood and agreed that such certificates may qualify the matters in clauses (ii) and (iii) as being to such Authorized Officer’s knowledge): (i) the respective representations and warranties of the Borrower or such Guarantor, as the case may be, contained herein and in each other Related Document are true and correct as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such earlier date), (ii) there are no Liens affecting the Collateral or any part thereof (other than Permitted Liens), (iii) no event has occurred and is continuing which constitutes, or with notice or lapse of time or both would constitute a Default or an Event of Default, (iv) all of the covenants and agreements of the Borrower or such Guarantor, as the case may be, required to be performed on or as of the Amendment Effective Date have been performed and (v) no event shall have occurred and be continuing which constitutes a Total Loss with respect to any Aircraft or its Airframe or which would constitute such a Total Loss after notice or lapse of time or both.

For avoidance of doubt, the parties hereto agree that the conditions specified in this Section 3 shall be in lieu of any conditions under Section 4.02 of the Credit Agreement with respect to the Additional Class B Loans.

Section 4.              Ratification. From and after the Amendment Effective Date any and all references to the Credit Agreement in any of the Loan Documents or the Lease Operative Documents shall be deemed to refer to the Credit Agreement as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that the Credit Agreement shall continue and shall remain in full force and effect in all respects.

Section 5.              Certain Acknowledgments and Affirmations.

(a)           The Borrower acknowledges that the Class B Commitments were utilized in full prior to the Amendment No. 4 Effective Date and that, immediately after giving effect to the making of the Additional Class B Loans on the Amendment Effective Date, (i) the aggregate outstanding principal amount of the Class B Loans is $20,000,000 and (ii) the Class B Attributable Amount for each Aircraft is as set forth below:

Aircraft (by MSN)	Class B Attributable Amount (for each Aircraft)
FL-882, FL-884, FL-886, FL-887, FL-885	$514,706
FL-889, FL-892, FL-893, FL-894, FL-905, FL-908	$533,088
FL-911, FL-913, FL-923, FL-925, FL-926	$551,471
FL-930, FL-932, FL-933, FL-941, FL-943	$569,853
FL-945, FL-947, FL-963, FL-965	$588,235
FL-966, FL-967, FL-980	$606,618
FL-984, FL-987, FL-989	$625,000
FL-995, FL-1006, FL-1000, FL-1004	$643,382

(b)          In connection with the execution and delivery of this Amendment, the Borrower, as debtor, grantor, pledgor, or in any other similar capacity in which the Borrower granted Liens or security interests in its properties, in each case under the Loan Documents heretofore executed and delivered in connection with or pursuant to the Credit Agreement (a) hereby ratifies and reaffirms all of its remaining payment and performance obligations, contingent or otherwise, if any, under each of the Loan Documents (as modified and/or amended by this Amendment) and (b) to the extent the Borrower granted Liens on or security interests in any of its properties pursuant to any of the Loan Documents, hereby ratifies and reaffirms such grant of security and confirms that such Liens and security interests continue to secure the Obligations, including, without limitation, all additional Obligations resulting from or incurred pursuant to this Amendment. All references in the Loan Documents to the term “Obligations” shall include all additional Obligations resulting from or incurred pursuant to this Amendment.

Section 6.              Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 7.             Miscellaneous.

(a)           The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(c)           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

(d)           This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

*  *  *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WHEELS UP PARTNERS LLC

By:	/s/ Mary E. Gallagher
Name: Mary E. Gallagher
Title: Chief Financial Officer

BANK OF UTAH, as Administrative Agent

By:	/s/ Jon Croasmun
Name: Jon Croasmun
Title: Vice President

By:	/s/ John Thomas
Name: John Thomas
Title: Vice President

BANK OF UTAH, as Security Trustee

By:	/s/ Jon Croasmun
Name: Jon Croasmun
Title: Vice President

Class B Lender:

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC,
as a Class B Lender

By:	/s/ William P. McLoughlin
Name: William P. McLoughlin
Title: SVP

By its execution below, each Guarantor hereby (a) acknowledges and consents to this Amendment, (b) ratifies and reaffirms all of its remaining payment and performance obligations, contingent or otherwise, under the Guaranty and (c) confirms that the Guaranty continues to apply to the Guaranteed Obligations, including, without limitation, all additional Guaranteed Obligations resulting from or incurred pursuant to this Amendment, and that all references in the Guaranty to the term “Guaranteed Obligations” shall include all additional Guaranteed Obligations resulting from or incurred pursuant to this Amendment.

WHEELS UP PARTNERS HOLDINGS LLC,

as a Guarantor

By:	/s/ Mary Gallagher
Name: Mary Gallagher
Title: Chief Financial Officer

EXHIBIT A

FORM OF MASTER ASSIGNMENT

[Attached.]

EXECUTION COPY

MASTER ASSIGNMENT AND ACCEPTANCE

This Master Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Assignment Effective Date set forth below and is entered into by and between MAGNETAR ANDROMEDA SELECT FUND LLC, MAGNETAR STRUCTURED CREDIT FUND, LP, MAGNETAR CONSTELLATION FUND IV LLC and SPF SECURITIZED PRODUCTS MASTER FUND LTD. (f/k/a Credit Suisse Securitized Products Master Fund, Ltd.) (each, an “Assignor”, and collectively, the “Assignors”) and JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 (the “Standard Terms and Conditions”) attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Effective Date set forth below (i) all of such Assignor’s rights and obligations in its capacity as a Class B Lender under the Credit Agreement, the Intercreditor Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified on Annex 2 of all of such outstanding rights and obligations of such Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Class B Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations of any Assignor sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as such Assignor’s “Assigned Interest”, and all such rights and obligations of the Assignors being referred to herein as the “Assigned Interests”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by such Assignor. From and after the Assignment Effective Date, each Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

1.	Assignors:	Magnetar Andromeda Select Fund LLC, Magnetar Structured Credit Fund, LP, Magnetar Constellation Fund IV LLC and SPF Securitized Products Master Fund Ltd.

2.	Assignee:	Jefferies Leveraged Credit Products, LLC

3.	Borrower:	Wheels Up Partners LLC

Master Assignment and Acceptance (Jefferies)

4.	Administrative Agent:	Bank of Utah, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Amended and Restated Secured Credit Agreement, dated as of August 27, 2014, among Wheels Up Partners LLC, as Borrower, the Lenders party thereto, and Bank of Utah, as Administrative Agent and Security Trustee

6.	Intercreditor Agreement:	Intercreditor Agreement, dated as of August 27, 2014, among the Class A Lenders party thereto, the Class B Lenders party thereto, and Bank of Utah, as Security Trustee

7.	Assigned Interests:	As set forth on Annex 2

8.	Assignment Effective Date:	December 15, 2017

[Remainder of page intentionally left blank]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNORS

MAGNETAR ANDROMEDA SELECT FUND LLC

By: Magnetar Financial LLC, its Manager

By:
Name:
Title:

MAGNETAR STRUCTURED CREDIT FUND, LP

By: Magnetar Financial LLC, its General Partner

By:
Name:
Title:

MAGNETAR CONSTELLATION FUND IV LLC

By: Magnetar Financial LLC, its Manager

By:
Name:
Title:

SPF SECURITIZED PRODUCTS MASTER FUND LTD.

By:
Name:
Title:

ASSIGNEE

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:
Name:
Title:

Consented to and Accepted:

BANK OF UTAH,
as Administrative Agent

By
Name:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.          Representations and Warranties.

1.1        Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of its Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any collateral thereunder or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Credit Agreement or any other instrument or document furnished pursuant thereto, (iii) the financial condition of the Borrower, any other Loan Party, or any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or (iv) the performance or observance by the Borrower, any other Loan Party, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement.

1.2.       Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Class B Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interests and become a Class B Lender, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Class B Lender thereunder and, to the extent of the Assigned Interests, shall have the obligations of a Class B Lender thereunder, (iv) it will keep confidential all information with respect to the Borrower or any other Loan Party furnished to it by the Borrower, any other Loan Party or the Assignor as provided for in the Credit Agreement, (v) appoints and authorizes Administrative Agent and the Security Trustee to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or the Security Trustee, as the case may be, by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (vi) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interests on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vii) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations, which by the terms of the Credit Agreement, are required to be performed by it as a Class B Lender.

2.          Payments. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of any Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignors and the Assignee shall make any appropriate adjustments in payments for periods prior to the Assignment Effective Date directly between themselves.

3.          General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, which taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

ANNEX 2

ASSIGNED INTERESTS

Assignor	Facility Assigned	Aggregate Amount of Class B Loans for all Class B Lenders	Amount of Class B Loans Assigned	Percentage Assigned of Class B Loans[1]
Magnetar Andromeda Select Fund LLC	Class B Loans	$13,600,000.00	$3,275,657.14	24.085714286%
Magnetar Structured Credit Fund, LP	Class B Loans	$13,600,000.00	$3,727,954.29	27.411428571%
Magnetar Constellation Fund IV LLC	Class B Loans	$13,600,000.00	$1,156,388.57	8.502857143%
SPF Securitized Products Master Fund Ltd.	Class B Loans	$13,600,000.00	$5,440,000.00	40.000000000%

1 Set forth, to at least 9 decimals, as a percentage of the aggregate Class B Loans of all Class B Lenders.

[Amendment No. 4 to Credit Agreement]

ANNEX A

SCHEDULE 2B TO CREDIT AGREEMENT

[Attached.]

SCHEDULE 2B

Amortization Schedule for Class B Loans for each Aircraft

A.	Amortization Schedule for MSNs FL-882, FL-884, FL-886, FL-887, FL-885:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$21,370.00
Apr-15-2018	$21,370.00
Jul-15-2018	$21,370.00
Oct-15-2018	$21,370.00
Jan-15-2019	$23,080.00
Apr-15-2019	$23,080.00
Jul-15-2019	$23,080.00
Oct-15-2019	$23,080.00
Jan-15-2020	$26,500.00
Apr-15-2020	$26,500.00
Jul-15-2020	$26,500.00
Oct-15-2020	$257,406.00

B.	Amortization Schedule for MSNs FL-889, FL-892, FL-893, FL-894, FL-905, FL-908:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$19,610.00
Apr-15-2018	$21,320.00
Jul-15-2018	$21,320.00
Oct-15-2018	$21,320.00
Jan-15-2019	$21,320.00
Apr-15-2019	$23,020.00
Jul-15-2019	$23,020.00
Oct-15-2019	$23,020.00
Jan-15-2020	$23,020.00
Apr-15-2020	$26,440.00
Jul-15-2020	$26,440.00
Oct-15-2020	$26,440.00
Jan-15-2021	$256,798.00

C.	Amortization Schedule for MSNs FL-911, FL-913, FL-923, FL-925, FL-926:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$19,570.00
Apr-15-2018	$19,570.00
Jul-15-2018	$21,270.00
Oct-15-2018	$21,270.00
Jan-15-2019	$21,270.00
Apr-15-2019	$21,270.00
Jul-15-2019	$22,970.00
Oct-15-2019	$22,970.00
Jan-15-2020	$22,970.00
Apr-15-2020	$22,970.00
Jul-15-2020	$26,380.00
Oct-15-2020	$26,380.00
Jan-15-2021	$26,380.00
Apr-15-2021	$256,231.00

D.	Amortization Schedule for MSNs FL-930, FL-932, FL-933, FL-941, FL-943:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$19,530.00
Apr-15-2018	$19,530.00
Jul-15-2018	$19,530.00
Oct-15-2018	$21,230.00
Jan-15-2019	$21,230.00
Apr-15-2019	$21,230.00
Jul-15-2019	$21,230.00
Oct-15-2019	$22,930.00
Jan-15-2020	$22,930.00
Apr-15-2020	$22,930.00
Jul-15-2020	$22,930.00
Oct-15-2020	$26,320.00
Jan-15-2021	$26,320.00
Apr-15-2021	$26,320.00
Jul-15-2021	$255,663.00

E.	Amortization Schedule for MSNs FL-945, FL-947, FL-963, FL-965:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$19,490.00
Apr-15-2018	$19,490.00
Jul-15-2018	$19,490.00
Oct-15-2018	$19,490.00
Jan-15-2019	$21,190.00
Apr-15-2019	$21,190.00
Jul-15-2019	$21,190.00
Oct-15-2019	$21,190.00
Jan-15-2020	$22,880.00
Apr-15-2020	$22,880.00
Jul-15-2020	$22,880.00
Oct-15-2020	$22,880.00
Jan-15-2021	$26,270.00
Apr-15-2021	$26,270.00
Jul-15-2021	$26,270.00
Oct-15-2021	$255,185.00

F.	Amortization Schedule for MSNs FL-966, FL-967, FL-980:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$17,810.00
Apr-15-2018	$19,510.00
Jul-15-2018	$19,510.00
Oct-15-2018	$19,510.00
Jan-15-2019	$19,510.00
Apr-15-2019	$21,210.00
Jul-15-2019	$21,210.00
Oct-15-2019	$21,210.00
Jan-15-2020	$21,210.00
Apr-15-2020	$22,900.00
Jul-15-2020	$22,900.00
Oct-15-2020	$22,900.00
Jan-15-2021	$22,900.00
Apr-15-2021	$26,300.00
Jul-15-2021	$26,300.00
Oct-15-2021	$26,300.00
Jan-15-2022	$255,428.00

G.	Amortization Schedule for MSNs FL-984, FL-987, FL-989:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$17,830.00
Apr-15-2018	$17,830.00
Jul-15-2018	$19,530.00
Oct-15-2018	$19,530.00
Jan-15-2019	$19,530.00
Apr-15-2019	$19,530.00
Jul-15-2019	$21,220.00
Oct-15-2019	$21,220.00
Jan-15-2020	$21,220.00
Apr-15-2020	$21,220.00
Jul-15-2020	$22,920.00
Oct-15-2020	$22,920.00
Jan-15-2021	$22,920.00
Apr-15-2021	$22,920.00
Jul-15-2021	$26,320.00
Oct-15-2021	$26,320.00
Jan-15-2022	$26,320.00
Apr-15-2022	$255,700.00

H.	Amortization Schedule for MSNs FL-995, FL-1006, FL-1000, FL-1004:

Payment Date	Principal Amount to be Paid (for each Aircraft)
Jan-15-2018	$17,840.00
Apr-15-2018	$17,840.00
Jul-15-2018	$17,840.00
Oct-15-2018	$19,540.00
Jan-15-2019	$19,540.00
Apr-15-2019	$19,540.00
Jul-15-2019	$19,540.00
Oct-15-2019	$21,240.00
Jan-15-2020	$21,240.00
Apr-15-2020	$21,240.00
Jul-15-2020	$21,240.00
Oct-15-2020	$22,940.00
Jan-15-2021	$22,940.00
Apr-15-2021	$22,940.00
Jul-15-2021	$22,940.00
Oct-15-2021	$26,340.00
Jan-15-2022	$26,340.00
Apr-15-2022	$26,340.00
Jul-15-2022	$255,962.00